UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 13, 2024
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Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant's address: 41 South High Street, Columbus, Ohio 43287
Registrant’s telephone number, including area code: (614) 480-2265
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ
Depositary Shares (each representing a 1/40th interest in a share of 6.875% Series J Non-Cumulative, perpetual preferred stock)	HBANL	NASDAQ
Common Stock—Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
Series I Non-Cumulative Perpetual Preferred Stock
On September 13, 2024, Huntington announced that the Board of Directors declared and set aside a quarterly cash dividend on Huntington's 5.70% Series I Non-Cumulative Perpetual Preferred Stock (Nasdaq: HBANM) of $356.25 per share (equivalent to $0.35625 per depositary share) payable December 2, 2024, to shareholders of record on November 15, 2024. A copy of the press release is attached as Exhibit 99.1 hereto.
Series E Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock
Huntington Bancshares Incorporated, a Maryland corporation (“Huntington”), has issued notice that it will redeem on October 15, 2024 (the “Redemption Date”) all of the 408,675 outstanding depositary shares (CUSIP: 446150 AL8*) (the “Depositary Shares”) (of the 500,000 originally issued), each representing a 1/100th interest in a share of Huntington’s 5.700% Series E Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, par value $0.01 per share (the “Series E Preferred Stock”). The Depositary Shares will be redeemed at a redemption price of $1,000.00 per Depositary Share (equivalent to $100,000 per share of Series E Preferred Stock), resulting in a total redemption at par of $408,675,000 plus declared and unpaid dividends of $21.5765 per Depositary Share (equivalent to $2,157.65 per share of Series E Preferred Stock) for the period beginning on July 15, 2024 to, but not including, the Redemption Date. On and after the Redemption Date, all dividends on the shares of Series E Preferred Stock will cease to accrue.
The Depositary Shares are held through the Depository Trust Company (“DTC”) and will be redeemed in accordance with the procedures of DTC. Payment to DTC will be made by Computershare Inc. and Computershare Trust Company, N.A., jointly, as redemption agent.
Item 9.01 Financial Statements and Exhibits.
    (d) Exhibits.
Exhibit 99.1 – News release of Huntington Bancshares Incorporated, dated September 13, 2024.
EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	News release of Huntington Bancshares Incorporated, dated September 13, 2024
Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	September 13, 2024	By:	/s/ Marcy C. Hingst

Marcy C. Hingst
General Counsel